UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2008

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

 (614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 9, 2008, Big Lots, Inc. (“Company”) issued a press release announcing certain changes within its management.  Attached as an exhibit to this Form 8-K is a copy of the Company’s January 9, 2008 press release (Exhibit 99.1).  By providing the information in this Form 8-K and the attached exhibit, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

Exhibits marked with an asterisk (*) are provided herewith.

Exhibit No.	Description

99.1*	Big Lots, Inc. press release dated January 9, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: January 10, 2008	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, Legal and Real Estate, General Counsel and Corporate Secretary